   As filed with the Securities and Exchange Commission on January 10, 2001
                                                         Registration 333-42216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                POST-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)

          Washington                            7372                        91-1350484
  (State or other jurisdiction      (Primary Standard Industrial         (I.R.S. Employer
of incorporation or organization)   Classification Code Number)       Identification Number)

                               1601 Fifth Avenue
                           Seattle, Washington 98101
                                (206) 292-1000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               Michael A. Brochu
         President, Chief Executive Officer and Chairman of the Board
                       Primus Knowledge Solutions, Inc.
                               1601 Fifth Avenue
                               Seattle, WA 98101
                                (206) 292-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                  Copies to:
                                  Andrew Bor
                               Daniel F. Vaughn
                               Perkins Coie LLP
                         1201 Third Avenue, 48th Floor
                        Seattle, Washington 98101-3099
                                (206) 583-8888

                                ---------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
   The registrant hereby undertakes to amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          DEREGISTRATION OF SECURITIES

   On July 25, 2000 Primus Knowledge Solutions, Inc. filed a registration statement on Form S-3 (No. 333-42216) (the "Form S-3") which registered 2,412,877 shares of its common stock for resale from time to time. On July 31, 2000 we filed an amendment to the Form S-3 increasing the number of registered shares by 799 for a total of 2,413,676 shares. The Form S-3 was declared effective by the Commission on August 2, 2000.

   This Post-Effective Amendment No. 1 to the Form S-3 deregisters all of the shares of common stock that remain unsold hereunder as of the date hereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the city of Seattle, state of Washington, on the 10th day of January, 2001.

                                          PRIMUS KNOWLEDGE SOLUTIONS, INC.

                                                  /s/ Michael A. Brochu
                                          By: _________________________________
                                                     Michael A. Brochu
                                             President, Chief Executive Officer
                                                 and Chairman of the Board

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated below on the 10th day of January, 2001.

      /s/ Michael A. Brochu          President, Chief Executive Officer and Chairman of
____________________________________ the Board (Principal Executive Officer)
         Michael A. Brochu

      /s/ Ronald M. Stevens          Vice President, Chief Financial Officer and
____________________________________ Treasurer (Principal Financial and Accounting
         Ronald M. Stevens           Officer)

                 *                   Director
____________________________________
         Antonio M. Audino

                 *                   Director
____________________________________
            John Connors

                 *                   Director
____________________________________
            Promod Haque

                 *                   Director
____________________________________
         Fredric W. Harman

                 *                   Director
____________________________________
          Yasuki Matsumoto

                 *                   Director
____________________________________
          Janice C. Peters

      /s/ Michael A. Brochu
*By: _______________________________
         Michael A. Brochu
          Attorney-in-Fact

                                      II-3